UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National Municipal Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments National Municipal Income Fund

June 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 142.26%
Corporate-Backed Revenue Bonds – 17.59%
Apache County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 4.50% 3/1/30	$750,000	$768,053
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Series A-2
5.875% 6/1/47	480,000	370,147
6.50% 6/1/47	430,000	362,808
Delaware State Economic Development Authority Exempt Facilities (Indian River Power) 5.375% 10/1/45	500,000	526,680
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Senior Notes) Series A-1
5.125% 6/1/47	370,000	268,394
5.75% 6/1/47	1,615,000	1,298,331
Harris County, Texas Industrial Development Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	150,000	162,957
Illinois Railsplitter Tobacco Settlement Authority 6.25% 6/1/24	500,000	560,065
Louisiana Local Government Environmental Facilities & Community Development Authority
(Westlake Chemical)
Series A 6.50% 8/1/29	645,000	750,625
Series A-1 6.50% 11/1/35	255,000	292,868
Maryland Economic Development Port Facilities Revenue (CNX Marine Terminals) 5.75% 9/1/25	260,000	277,329
M-S-R Energy Authority California Gas Series C 7.00% 11/1/34	1,000,000	1,299,439
•Navajo County, Arizona Pollution Control Revenue Series D 5.75% 6/1/34	500,000	566,625
New Jersey Tobacco Settlement Financing Series 1A 5.00% 6/1/41	1,000,000	780,780
New York Liberty Development Revenue (Goldman Sachs Headquarters) 5.25% 10/1/35	500,000	561,840
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20	260,000	301,972
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	345,000	405,672
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power San Juan) 5.75% 9/1/29	250,000	265,595
Salt Verde Financial, Arizona Gas Revenue Senior Note 5.00% 12/1/37	400,000	405,780
St. John the Baptist Parish, Louisiana (Marathon Oil) Series A 5.125% 6/1/37	500,000	523,755
Suffolk County, New York Tobacco Asset Securitization Series B 5.00% 6/1/32	750,000	769,148
		11,518,863
Education Revenue Bonds – 21.82%
Arizona Board of Regents System Revenue (University of Arizona) Series A 5.00% 6/1/39	500,000	545,260
Bowling Green, Ohio Student Housing Revenue (CFP I State University Project) 6.00% 6/1/45	270,000	282,617
California State Educational Facilities Authority Revenue (Chapman University) 5.00% 4/1/31	725,000	790,648
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46	625,000	645,088
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	470,000	522,678
Iowa Higher Education Loan Authority Revenue (Private College Facility) 5.00% 10/1/38	500,000	506,620
Marietta, Georgia Development Authority Revenue (Life University Project) 7.00% 6/15/39	430,000	446,693
Maryland Health & Higher Educational Facilities Authority (Loyola University)
Series A 5.00% 10/1/39	650,000	718,900
Maryland State Economic Development Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33	370,000	400,688
Massachusetts State Health & Educational Facilities Authority Revenue (Harvard University)
Series A 5.00% 12/15/29	600,000	706,206
Metropolitan Government Nashville & Davidson Counties, Tennessee Health and Educational Facilities Building
(Belmont University Project) 5.00% 11/1/29	515,000	547,141
Missouri State Health & Educational Facilities Authority Revenue (Washington University)
Series B 5.00% 11/15/30	600,000	719,964
Monroe County, New York Industrial Development Revenue (Nazareth College Rochester Project)
5.50% 10/1/41	500,000	545,980
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue
(Arcadia University) 5.25% 4/1/30	550,000	586,168
New Jersey Economic Development Authority Revenue (MSU Student Housing Project) 5.875% 6/1/42	735,000	805,280
New York City, New York Trust for Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	549,550
New York State Dormitory Authority (Columbia University) 5.00% 10/1/41	600,000	688,038
Oregon State Facilities Authority Revenue
(CHF–Ashland) 5.00% 7/1/44 (AGM)	1,000,000	1,049,379
#(Concordia University Project) 144A Series A 6.125% 9/1/30	135,000	144,889
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(Edinboro University Foundation) 5.80% 7/1/30	400,000	439,708
(University Properties – East Stroudsburg University) 5.25% 7/1/19	510,000	564,692
Phoenix, Arizona Industrial Development Authority Revenue (Rowan University) 5.00% 6/1/42	1,000,000	1,019,959

Private Colleges & Universities Authority Revenue (Mercer University Project) Series A 5.00% 10/1/32	135,000	141,305
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	600,000	652,512
Wyoming Community Development Authority Student Housing Revenue
(CHF-Wyoming LLC) 6.50% 7/1/43	250,000	272,573
		14,292,536
Electric Revenue Bonds – 5.31%
Long Island, New York Power Authority Series A 5.00% 9/1/42	1,000,000	1,088,521
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	1,000,000	1,001,950
Series WW 5.50% 7/1/38	200,000	209,084
Series XX 5.25% 7/1/40	805,000	822,130
Series ZZ 5.25% 7/1/26	330,000	355,677
		3,477,362
Healthcare Revenue Bonds – 25.97%
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	538,035
Brevard County, Florida Health Facilities Authority Revenue (Health First Project) 7.00% 4/1/39	90,000	110,347
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	300,000	354,474
California State Health Facilities Financing Authority Revenue
(Lucile Packard Childrens Hospital) Series A 5.00% 8/15/51	750,000	803,843
(Stanford Hospital Clinics) Series A 5.00% 8/15/42	1,000,000	1,100,500
California Statewide Communities Development Authority (Kaiser Permanente) Series A 5.00% 4/1/42	1,000,000	1,070,460
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	300,000	321,123
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44	450,000	503,658
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	300,000	323,712
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	105,000	121,765
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project)
Series A 5.50% 7/1/28	500,000	536,115
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center) 6.75% 7/1/41	300,000	343,785
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	500,000	565,950
Maryland Health & Higher Educational Facilities Authority Revenue (Carroll Hospital)
Series A 5.00% 7/1/37	1,000,000	1,072,830
Massachusetts State Health & Education Facilities Authority Revenue (Caregroup)
Series E-2 5.375% 7/1/19	340,000	400,105
Monroe County, Pennsylvania Hospital Authority Revenue (Pocono Medical Center)
Series A 5.00% 1/1/41	500,000	520,930
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Mtg-Whitemarsh Continuing Care) 6.25% 2/1/35	675,000	682,810
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth-Hitchcock Medical Center)
6.00% 8/1/38	300,000	347,019
New Jersey Health Care Facilities Financing Authority Revenue Refunding
(St. Peters University Hospital) 6.25% 7/1/35	300,000	339,588
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	534,240
New York State Dormitory Authority Revenue Non State Supported Debt (Orange Regional Medical Center)
6.25% 12/1/37	500,000	539,925
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	332,157
Orange County Health Facilities Authority Revenue (Mayflower Retirement Center)
5.00% 6/1/32	400,000	405,012
5.00% 6/1/36	250,000	249,470
5.125% 6/1/42	750,000	757,455
Pennsylvania Higher Educational Facilities Authority Revenue (University of Pennsylvania Health System)
Series A 5.00% 8/15/42	1,000,000	1,084,730
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue
(Temple University Health System) Series A 5.50% 7/1/30	300,000	302,607
University Medical Center, Tucson, Arizona Hospital Revenue 6.50% 7/1/39	500,000	571,940
West Virginia Hospital Finance Authority (Highland Hospital Obligation Group) 9.125% 10/1/41	500,000	605,895
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	1,500,000	1,565,639
		17,006,119
Housing Revenue Bonds – 2.56%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Projects) Series A
5.50% 8/15/47	750,000	777,052
6.40% 8/15/45	435,000	474,568
Florida Housing Finance Homeowner Mortgage Revenue Series 2 5.90% 7/1/29 (NATL-RE) (AMT)	220,000	222,506
Puerto Rico Housing Finance Authority (Subordinated-Capital Fund Modernization) 5.50% 12/1/18	175,000	202,449
		1,676,575
Lease Revenue Bonds – 12.30%
California State Public Works Board Lease Revenue (Various Capital Projects) Series A 5.00% 4/1/37	1,000,000	1,056,460
Capital Area, Austin, Texas Cultural Education Facilities Finance Revenue
(Roman Catholic Diocese) Series B 6.125% 4/1/45	105,000	113,911
Hudson Yards, New York Infrastructure Revenue Series A 5.75% 2/15/47	1,100,000	1,265,649
Idaho State Building Authority Revenue
(Health & Welfare Project) Series A 5.00% 9/1/24	135,000	161,170
(State Police) Series I 5.00% 9/1/23	760,000	909,104
New Jersey Economic Development Authority (School Facilities Construction) Series EE 5.00% 9/1/18	100,000	118,837

New York Liberty Development Revenue
(4 World Trade Center) 5.75% 11/15/51	1,970,000	2,263,038
(7 World Trade Center)
Class 1 5.00% 9/15/40	360,000	403,330
Class 2 5.00% 9/15/43	640,000	692,384
Pima County, Arizona Industrial Development Authority Metro Police Facility Revenue
(Nevada Project) Series A	500,000	532,045
5.25% 7/1/31
5.375% 7/1/39	500,000	538,635
		8,054,563
Local General Obligation Bonds – 3.74%
•Gila County, Arizona Unified School District #10 (Payson School Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)	500,000	549,365
Maricopa County, Arizona School District #6 (Washington) Refunding
Series A 5.375% 7/1/13 (AGM)	1,250,000	1,312,675
New York City, New York
Series A-1 5.25% 8/15/21	250,000	300,000
Series I-1 5.375% 4/1/36	250,000	284,333
		2,446,373
§Pre-Refunded Bond – 1.96%
Salt River Project, Arizona Agricultural Improvement & Power District Revenue
Series B 5.00% 1/1/25-13	1,250,000	1,280,400
		1,280,400
Special Tax Revenue Bonds – 18.74%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park-North Project)
6.10% 7/1/40	200,000	210,794
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project)
6.25% 7/15/40	940,000	1,057,660
6.50% 7/15/30	300,000	346,416
California State Economic Recovery Series A 5.25% 7/1/21	260,000	313,565
California Statewide Communities Development Authority Revenue
(Statewide Inland Regional Center Project) 5.375% 12/1/37	500,000	504,300
Glendale, Arizona Municipal Property Series A 5.00% 7/1/33 (AMBAC)	1,000,000	1,015,040
Guam Government Business Privilege Tax Revenue Series B-1 5.00% 1/1/42	1,000,000	1,066,610
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	257,890
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income)
5.00% 10/1/35 (NATL-RE)	1,000,000	1,042,750
Mosaic District, Virginia Community Development Authority Series A 6.875% 3/1/36	520,000	575,541
New York City, New York Industrial Development Agency Civic Facility Revenue
(YMCA of Greater New York Project) 5.00% 8/1/36	1,000,000	1,040,210
New York State Dormitory Authority (State Personal Income Tax Revenue-Education)
Series A 5.00% 3/15/38	570,000	636,787
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue
(Senior Lien & Subordinate Lien) 5.00% 1/1/18	1,085,000	1,275,234
Puerto Rico Sales Tax Financing Revenue
Series C 5.00% 8/1/40	600,000	636,630
First Subordinated
Series A 5.75% 8/1/37	245,000	269,404
Series C 6.00% 8/1/39	300,000	337,683
Ω(Convertible Capital Appreciation Bonds) 6.75% 8/1/32	220,000	224,677
San Mateo, California Special Tax Community Facilities District #2008-1 (Bay Meadows) 6.00% 9/1/42	95,000	102,103
Virginia Public Building Authority Series A 5.00% 8/1/26	1,000,000	1,190,380
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation) Sales Tax Subordinate Lien Series B 6.07% 6/1/21	250,000	168,265
		12,271,939
State & Territory General Obligation Bonds – 9.68%
California State Various Purposes
5.00% 9/1/41	460,000	489,008
5.00% 10/1/41	440,000	467,953
5.25% 11/1/40	320,000	355,171
6.00% 4/1/38	105,000	122,002
New Jersey Economic Development Authority Revenue
5.00% 6/15/28	200,000	216,382
5.00% 6/15/29	800,000	862,112
New York State Series A 5.00% 2/15/39	300,000	332,103
Oregon State Series K 5.00% 5/1/22	1,000,000	1,272,340
Puerto Rico Commonwealth (Public Improvement)
Series A
5.00% 7/1/41	1,100,000	1,087,537
5.50% 7/1/39	235,000	241,646
5.75% 7/1/41	500,000	531,205
Series C 6.00% 7/1/39	335,000	361,880
		6,339,339
Transportation Revenue Bonds – 16.82%
Central Texas Regional Mobility Authority Revenue Senior Lien 6.00% 1/1/41	520,000	585,177
Harris County, Texas Metropolitan Transit Authority Series A 5.00% 11/1/24	500,000	599,005
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	255,000	275,594

Metropolitan Transportation Authority, New York Series A 5.00% 11/15/41	500,000	547,560
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien)
Series A 5.25% 10/1/44	245,000	266,761
New York Liberty Development Revenue (1 World Trade Center Port Authority Construction) 5.00% 12/15/41	500,000	556,335
North Texas Tollway Authority Special Projects System Series A 5.00% 9/1/20	250,000	307,295
Pennsylvania Turnpike Commission Subordinate
(Special Motor License Fund)
5.00% 12/1/22	500,000	591,145
Series B 5.00% 12/1/41	500,000	550,670
Phoenix, Arizona Civic Improvement Airport Revenue (Senior Lien)
Series B 5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	1,000,000	1,001,220
Port Authority of New York & New Jersey Special Obligation Revenue (JFK International Air Terminal)
6.00% 12/1/42	230,000	255,811
6.50% 12/1/28	500,000	539,010
Regional Transportation, Colorado District Revenue (Denver Transit Partners) 6.00% 1/15/41	500,000	558,180
St. Louis, Missouri Airport Revenue (Lambert St. Louis International)
5.00% 7/1/32 (AMT)	1,000,000	1,035,440
Series A-1 6.625% 7/1/34	325,000	377,644
Texas Private Activity Bond Surface Transportation Senior Lien Revenue
(LBJ Infrastructure)
7.00% 6/30/40	285,000	342,197
7.50% 6/30/33	665,000	828,736
(NTE Mobility Partners)
6.875% 12/31/39	1,000,000	1,181,919
7.50% 12/31/31	500,000	616,480
		11,016,179
Water & Sewer Revenue Bonds – 5.77%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	800,000	946,944
New York City, New York Municipal Water Finance Authority (Second Generation Resolution)
Fiscal 2012 Series BB 5.25% 6/15/44	525,000	593,255
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue (Junior Lien)
Series A 5.00% 7/1/39	900,000	1,031,508
San Francisco, California City & County Public Utilities Commission Subordinate
Series F 5.00% 11/1/27	500,000	586,845
Texas State Series C 5.00% 8/1/22	500,000	621,875
		3,780,427
Total Municipal Bonds (cost $87,210,627)		93,160,675

Short-Term Investments – 2.55%
¤Variable Rate Demand Notes – 2.55%
Erie County, Pennsylvania Hospital Authority Revenue (Hamot Health Foundation) 0.15% 5/15/20
(LOC-PNC Bank N.A.)	250,000	250,000
Idaho State University Foundation Revenue (L.E. & Thelma Stephens Project)
0.18% 5/1/21 (LOC-Wells Fargo Bank N.A.)	370,000	370,000
Lancaster County, Pennsylvania Hospital Authority Revenue (Masonic Homes Project)
Series D 0.19% 7/1/34 (LOC-JP Morgan Chase Bank N.A.)	550,000	550,000
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University)
Series R 0.10% 11/1/49	500,000	500,000
Total Short-Term Investments (cost $1,670,000)		1,670,000

Total Value of Securities – 144.81%
(cost $88,880,627)		94,830,675
†Liquidation Value of Preferred Stock – (45.81%)		(30,000,000)
Receivables and Other Assets Net of Liabilities – 1.00%		657,145
Net Assets Applicable to 4,528,443 Shares Outstanding – 100.00%		$65,487,820

•Variable rate security. The rate shown is the rate as of June 30, 2012. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June, 2012, the aggregate value of Rule 144A securities was $144,889, which represented 0.22% of the Fund’s net assets. See Note 4 in "Notes."
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 4 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.
†See Note 3 in “Notes.”

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by Financial Guaranty Insurance Company
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments National Municipal Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities are valued using the evaluated mean. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (March 31, 2009 – March 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At June 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$88,904,132
Aggregate unrealized appreciation	$5,984,418
Aggregate unrealized depreciation	(57,875)
Net unrealized appreciation	$5,926,543

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at March 31, 2012, will expire as follows: $888,041 expires in 2017 and $859,795 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2012:

Level 2
Municipal Bonds	$93,160,675
Short-Term Investments	1,670,000
Total	$94,830,675

There were no unobservable inputs used to value investments at the beginning or end of the period.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of period in relation to net assets.

During the period ended June 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Preferred Shares
On March 15, 2012, Delaware Investments National Municipal Income Fund (VFL) issued $30,000,000 Series 2017 VMTP Shares, with $100,000 liquidation value per share in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were invested in accordance with the fund’s investment objective. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

National Municipal Fund is obligated to redeem its VMTP Shares on April 1, 2017, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of a premium until April 1, 2014, and at par thereafter. A Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a fund’s overall performance.

Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investor Service, funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

4. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local and national economic conditions and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2012, 12% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2012, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

5. Investments in Municipal Securities Issued by the State of Arizona
On May 23, 2011, shareholders of the National Municipal Fund and shareholders of the Delaware Investments Arizona Municipal Income Fund, Inc. (Arizona Muni Fund) approved the acquisition of substantially all of the assets of Arizona Muni Fund in exchange for newly issued common shares of the National Municipal Fund, which was structured as a tax-free transaction. This acquisition was completed after the close of business on June 17, 2011. As of June 30, 2012, municipal bonds issued by the state of Arizona constitute approximately 23% of the Fund’s portfolio. These investments could make the National Municipal Fund more sensitive to economic conditions in Arizona than other more geographically diversified national municipal income funds.

6. Subsequent Events
Management has determined that no other material events or transactions occurred subsequent to June 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: